EuroPac International Value Fund
A series of Investment Managers Series Trust

Supplement dated June 30, 2015, to the
Summary Prospectus dated March 5, 2015,
and the
Prospectus dated March 4, 2015

The following replaces the 3rd paragraph under “Principal Investment Strategies” on page 2 in the Summary Prospectus and the 3rd paragraph under “Principal Investment Strategies” on page 2 and page 41 of the Prospectus:

The Fund seeks to identify countries, and industries within those countries, that are best positioned to perform relative to other countries and industries. In making this determination a number of considerations are taken into account such as expectations for change in valuation of foreign currency, changes in world demand for products or services, diversification of foreign trade practices, policy changes of the foreign government, and expectations for fundamental factors such as interest rates, inflation and GDP growth. Following selection of countries and industries, the Fund’s advisor will use a bottom-up approach to select individual companies. The advisor considers a number of qualitative and quantitative factors when selecting the companies such as dividend yield, valuation versus growth, capital structure, quality of management, corporate governance practices, liquidity, strengths and opportunities compared to the peer group, and business specific risk. The Fund’s advisor also seeks to identify companies with minimal revenue exposure to the U.S. markets.

Please file this Supplement with your records.